UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Approval of Mandatory Exchange

On August 30, 2024, the Board of Managers of Inspirato LLC (the “Company”) approved a mandatory exchange of all units in Inspirato LLC, other than those held by the Company (the “Mandatory Exchange”), in connection with a “Continuing Member COC” resulting from the previously-announced investment in the Company by One Planet Group LLC (“One Planet”).

Pursuant to the Mandatory Exchange, each member of Inspirato LLC other than the Company will exchange their common units for a number of shares of Class A common stock of the Company equal to the number of common units exchanged. This exchange will also involve the surrender and cancellation of the same number of outstanding shares of Class V common stock of the Company held by such members.

The Mandatory Exchange will be effective immediately prior to the consummation of the Continuing Member COC, which is expected to occur on September 30, 2024 as a result of One Planet acquiring beneficial ownership of more than 50% of the combined voting power of the Company’s common stock.

Amendment to Investment Agreement

On August 12, 2024, the Company entered into an Investment Agreement (the “Investment Agreement”) with One Planet. Pursuant to the Investment Agreement, among other things, One Planet was granted an option to acquire up to 728,863 shares of Class A common stock of the Company and warrants to purchase an additional 728,863 shares of Class A Common Stock (collectively, the “Optional Securities”) for up to an aggregate purchase price of $2,500,000 (the “Option”). On August 30, 2024, the Company and One Planet entered into an amendment to the Investment Agreement to change the time period in which One Planet may exercise the Option. Under the Investment Agreement as amended, the Option may be exercised at any time on or after November 29, 2024 and prior to December 29, 2024.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.2	Letter agreement amending Investment Agreement dated August 12, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspirato Incorporated
Dated: September 3, 2024
	By:	/s/ Payam Zamani
Name: Payam Zamani
Title: Chief Executive Officer & Chairman of the Board